Inventories	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Inventories

7.	Inventories

	12/31/2025	12/31/2024
Lithium oxide concentrate	13,898	2,653
High purity lithium fines	7,690	6,499
Provision for expected inventory losses (1)	(7,945)	—
Total finished goods	13,643	9,152
Consumable	607	391
	14,250	9,543

Spare parts	6,448	6,597
Total	20,698	16,140
(1)	For the year ended December 31, 2025, the Company conducted a review of the recoverability of its inventories. As a result, a provision for expected inventory losses on Lithium oxide concentrate, totaling $7,945, was recognized and recorded under other operating expenses in the income statement for the period. The Company will continue to monitor the factors that may affect the net realizable value of its inventories and will adjust the provision as necessary.

Spare parts refer to components and equipment used in the short-term maintenance of machinery and equipment. As of December 31, 2025, the Company has not identified any need to recognize losses on slow-moving inventory.

Accounting policy

Inventory is recorded at the lower of cost or net realizable value. The cost is determined using the weighted average cost method for the purchase of materials. The cost of finished goods and work in progress comprises consumable materials, labor and other direct costs (based on normal production capacity). The net realizable value is the estimated selling price in the ordinary course of business, minus the estimated costs of completion and the estimated costs necessary to realize the sales.